UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 16, 2007



                         American Telecom Services, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-32736                   77-0602480
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 2466 Peck Road
                       City of Industry, California 90601
                    (Address of principal executive offices)


                  Registrant's telephone number: (562) 908-1287


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

     On October 16, 2007, we received notification from the American Stock Exchange ("Amex") that we are not in compliance with Amex's continued listing standards as required by Sections 134 and 1101 of the Amex Company Guide. The non-compliance results from our failure to file our Annual Report on Form 10-K for the fiscal year ended June 30, 2007 by the extended filing deadline of October 15, 2007.

     In order to maintain our Amex listing, we must submit a plan by November 16, 2007 advising Amex of the action we have taken, or will take, that would bring us into compliance with Sections 134 and 1101 of the Amex Company Guide by no later than January 16, 2008.

     Amex will evaluate our plan, and make a determination as to whether we have made a reasonable demonstration in the plan of an ability to regain compliance with all applicable continued listing standards by January 16, 2008, in which case the plan will be accepted. If the plan is accepted, we will remain listed during the plan period, during which time we will be subject to periodic review by Amex to determine whether we are making progress consistent with the plan. If we do not submit a plan or the plan is not accepted, we will be subject to delisting proceedings.

     We will be included in a list of issuers, which is posted daily on the Amex website, that are not in compliance with the continued listing standards and ".LF" will be appended to our trading symbols whenever such trading symbols are transmitted with a quotation or trade. Accordingly, our common stock and warrants will trade as TES.LF and TES.WS.LF. The website posting and indicator will remain in effect until we have regained compliance with all applicable continued listing standards.

     A copy of the press release announcing receipt of the letter is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.       Description
    -----------       -----------

      99.1            Press release dated October 17, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2007


                                          AMERICAN TELECOM SERVICES, INC.



                                          By:   /s/ Lawrence Burstein
                                              -------------------------------
                                              Name:  Lawrence Burstein
                                              Title:    Chairman